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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 1, 2000


                               ORTHALLIANCE, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                    000-22975                    95-4632134
   --------------              ----------------            ------------------
  (State or Other              (Commission File             (I.R.S. Employer
  Jurisdiction of                  Number)                 Identification No.)


                      21535 HAWTHORNE BOULEVARD, SUITE 200
                           TORRANCE, CALIFORNIA 90503
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (310) 792-1300


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets.

     Effective March 1, 2000, OrthAlliance New Image, Inc. ("Buyer"), a wholly owned subsidiary of OrthAlliance, Inc. ("Parent"), acquired substantially all of the assets of New Image Orthodontic Group, Inc. ("Seller") in a transaction structured as an asset purchase. The assets include practice management agreements with 36 orthodontists operating at 50 locations. The consideration paid includes approximately $5.5 million in cash, the issuance of approximately $12.9 million in promissory notes to Seller and the assumption by Buyer of approximately $13.4 million in indebtedness from Seller. The cash portion of the purchase price was provided from working capital and supplemented by borrowings under the Parent's existing Credit Agreement under which First Union National Bank is agent. Parent and Buyer intend to continue to use substantially all of the plant, equipment and other physical property included within the acquired assets in the management of orthodontic practices.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

          The financial statements required by Item 7(a) will be filed by an amendment to this Form 8-K no later than May 15, 2000.

     (b) Pro Forma Financial Information.

          The pro forma financial statements required by Item 7(b) will be filed by amendment to this Form 8-K no later than May 15, 2000.

     (c) Exhibits.

          The following exhibits are filed herewith or incorporated by reference herein:

   Exhibit Number     Description
   --------------     -----------

        2.1 Purchase and Sale Agreement, dated as of February 1, 2000, by and among OrthAlliance, Inc., OrthAlliance New Image, Inc. and New Image Orthodontic Group, Inc.

       99.1           Press Release of OrthAlliance, Inc. issued March 1, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ORTHALLIANCE, INC.


                                   By:  /s/ SAM WESTOVER
                                   Name:  Sam Westover
                                   Title: President and Chief Executive Officer


Dated: March 15, 2000





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                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

     2.1 Purchase and Sale Agreement, dated as of February 1, 2000, by and among OrthAlliance, Inc., OrthAlliance New Image, Inc. and New Image Orthodontic Group, Inc.

    99.1              Press Release of OrthAlliance, Inc. issued March 1, 2000.



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